GAIN ON SALE OF LOAN NOTES AND SHARE WARRANTS - OTHER	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
GAIN ON SALE OF LOAN NOTES AND SHARE WARRANTS - OTHER
GAIN ON SALE OF LOAN NOTES AND SHARE WARRANTS - OTHER

In May 2015, the Company sold its holding of loan notes in Horizon Lines, LLC and share warrants in Horizon Lines, Inc. for total net cash proceeds of approximately $71.7 million. These unlisted second lien interest-bearing loan notes and share warrants had been received as compensation on termination of charters to Horizon Lines, LLC in April 2012. At the time of disposal, the notes had a carrying value of approximately $25.9 million and the warrants had a carrying value of approximately $1.2 million, resulting in a total gain of $44.6 million on disposal for the year ended December 31, 2015.